Filed with the U.S. Securities and Exchange Commission on May 1, 2012

1933 Act Registration File No.   333-179263
1940 Act File No. 811-22660
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.	1	[	X	]
Post-Effective Amendment No.		[		]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[	X	]
Amendment No.	1	[	X	]

(Check appropriate box or boxes.)

HATTERAS VARIABLE TRUST
(Exact Name of Registrant as Specified in Charter)

8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  1-866-388-6292

David B. Perkins
Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

WITH A COPY TO:
Thomas R. Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

Approximate Date of Proposed Public Offering:
As Soon As Practicable After the Effectiveness of the Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Hatteras Alternative Mutual Funds

Multiple Hedge Fund Managers | Multiple Hedge Fund Strategies | Mutual Fund StructureSM

Prospectus
May 15, 2012

hatteras alpha hedged strategies variable fund
(ALPVX)

Investment Advisor: Hatteras Alternative Mutual Funds, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

SUMMARY SECTION

HATTERAS ALPHA HEDGED STRATEGIES VARIABLE FUND (the “Fund”)

Investment Objective
The Fund seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  If the fees and expenses imposed by the investment vehicle through which an investment in the Fund is made were included, your expenses would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.25%
Distribution and Service (Rule 12b-1) Fees		None
Other Expenses(1)		1.62%
Operating Services Fee	0.74%
Interest Expense and Dividends on Short Positions of Underlying Investments	0.88%
Acquired Fund Fees and Expenses(2)		2.00%
Total Annual Fund Operating Expenses		3.87%
(1)	The Interest Expense and Dividends on Short Positions amounts comprising Other Expenses are based on estimated amounts for the current fiscal year.
(2)	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Example does not reflect additional fees and expenses associated with with the annuity or life insurance program through which you invest.  If such expenses were reflected, expenses would be higher.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$389	$1,181

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Alpha Hedged Strategies Variable Fund pursues its investment objective by investing primarily in affiliated Long/ Short Equity, Market Neutral, Relative Value – Long/Short Debt, Event Driven and Managed Futures Strategies mutual funds (“Underlying Funds”).  The Fund invests its assets with a weighting in one or more of the Underlying Funds consistent with its objective of achieving consistent returns with low correlation to traditional financial market indices such as the S&P 500® Index, while maintaining a high correlation to the HFRI Fund of Funds Composite Index.  The Fund may also invest in other non-affiliated investment companies primarily including exchange-traded funds (“ETFs”) (collectively, with the Underlying Funds, the “Underlying Investments”).

The Fund is classified as non-diversified.  A non-diversified investment company may invest in the securities of fewer issuers than diversified portfolio funds at any one time.  However, through its investments in multiple Underlying Investments, the Fund is expected to indirectly own a diversified portfolio.  The Fund’s strategy to achieve its objective is to primarily invest, indirectly through its investment in one or more of the Underlying Investments, its assets in publicly traded securities that afford strategic and tactical opportunities to employ hedged strategies.

The Fund’s assets will be invested in one or more of the Underlying Investments and not directly in equity, debt or derivative securities.  The investment policies and restrictions with regard to investments and the associated risks set forth below and throughout this Prospectus are those of the Underlying Investments and are applicable to the Fund as a result of the Fund’s investment in the Underlying Investments.  The Fund’s performance and ability to achieve its objective relies on that of the Underlying Investments in which it invests.

The Fund has no policy with respect to the capitalization of issuers in which it may invest and thus may invest, through its investment in the Underlying Investments, in securities of all market capitalizations (small, mid and large capitalization companies).  These securities may include common and preferred stock, and other debt instruments including convertible debt, options and futures, as well as privately negotiated options.  The Fund is not limited by maturity, duration or credit quality when investing in debt instruments.

The Fund, through its investment in the Underlying Investments, may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements.  Derivative instruments in which the Fund may invest through its investment in the Underlying Investments include options, futures and swaps.  The Fund, indirectly through its investment in the Underlying Investments, invests in these types of instruments to both reduce risk through hedging, or to take market risk.  Through its investment in the Underlying Investments, the Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities.  While the Fund may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities.  The Underlying Investments may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

Hatteras Alternative Mutual Funds, LLC (the “Advisor”) seeks to utilize multiple Underlying Investments, rather than a single portfolio, that employ various investment strategies whose performance is not correlated with major financial market indices.  However, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.  Brief descriptions of the major absolute return strategies to be employed by the Underlying Investments are included in the list below.

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•	Long/Short Equity - This strategy employs long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempts to achieve capital appreciation.

•
Market Neutral - This strategy is designed to exploit equity market inefficiencies, which involves being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market and attempts to achieve capital appreciation.

•
Relative Value – Long/Short Debt - This strategy is designed to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities, and attempts to achieve current income, capital preservation and capital appreciation.

•	Managed Futures Strategies - This strategy is designed to capture macroeconomic trends in the commodities and financial futures markets.

•	Event Driven - This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event and attempts to achieve capital appreciation.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•
Aggressive Investment Risks:  The Underlying Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Investments use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Investments may use long only or short only strategies. The strategies employed by the Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•
Arbitrage Trading Risks: The principal risk associated with the Underlying Investments’ arbitrage investment strategies is that the underlying relationships between securities in which the Underlying Investments take investment positions may change in an adverse manner, in which case the Underlying Investments may realize losses.

•
Short Sale/Put and Call Options Risks: The Underlying Investments may engage in various hedging practices, which entail substantial risks. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, each Underlying Investment may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Investment desires.

•
Shares of Other Investment Companies Risks: The Fund and the Underlying Investments may invest in or sell short shares of other investment companies, including ETFs, as a means to pursue their investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Investments.  You will indirectly bear fees and expenses charged by the Underlying Investments in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Fund of Funds Risk:  The Fund’s assets will be invested in one or more of the Underlying Investments and not directly in equity, debt or derivative securities.  The investment policies and restrictions with regard to investments and the associated risks set forth below and throughout this Prospectus are those of the Underlying Investments and are applicable to the Fund as a result of the Fund’s investment in the Underlying Investments.  The Fund’s performance and ability to achieve its objective relies on that of the Underlying Investments in which it invests.

•
Derivative Securities Risks: The Underlying Investments may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Underlying Investments and therefore the Fund. The Underlying Investments could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Investments are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

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•
Options and Futures Risks: The Underlying Investments may invest in options and futures contracts. The Underlying Investments also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Investments bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Investments may have difficulty closing out their positions.

•
Smaller Capitalization Risks: The Underlying Investments may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•
Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

•
Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Swap Agreement Risks: The Underlying Investments may enter into equity, interest rate, index, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

•
Foreign Securities Risks: The Underlying Investments may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Investments to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•
Illiquid Securities Risk:  Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Fund or the Underlying Investments. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•
Non-Diversification Risk: A fund that is a non-diversified investment company means that more of a fund’s assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of a fund’s shares more susceptible to financial, economic or market events than shares of a diversified investment company.  As a non-diversified fund, the Fund has greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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•
Managed Futures Strategy/Commodities Risks. Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Management
Investment Advisor:  Hatteras Alternative Mutual Funds, LLC is the investment advisor of the Fund.

Portfolio Managers:  The Fund is managed by a team of portfolio managers.

Portfolio Managers	Years of Service with the Fund	Primary Title
Michael P. Hennen, CFA	Since inception	Director of Public Investments
Robert Murphy, CFA, FRM, CAIA	Since inception	Director of Risk Management

Purchase and Sale of Fund Shares
The Fund only offers its shares through insurance company separate accounts.  For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company.  Orders for Fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the Fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account.  There are no sales commissions or redemption charges.  However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts.  Those charges are disclosed in the separate account prospectus.

Tax Information
Consult the prospectus of your insurance company separate account for a discussion of the tax status of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries
The Fund is offered as an underlying investment option for variable annuity or life insurance contracts. The Fund and its affiliates may pay the sponsoring insurance company and its related companies for the sale of Fund shares and other services. These payments may influence the insurance company to include the Fund over another investment as an option in its products.  Ask your salesperson or visit your insurance company’s Web site for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS

This Prospectus has information you should know before investing.  Please read it carefully and keep it with your investment records.

Investment Advisor
Hatteras Alternative Mutual Funds, LLC

Investment Sub-Advisors to Underlying Funds
Battenkill Capital Management, Inc.	Phineus Partners L.P.
Chartwell Investment Partners	Raven Rock Capital, LLC
Coe Capital Management, LLC	Smith Breeden Associates, Inc.
FrontFour Capital Group, LLC	Sound Point Capital Management, L.P.
GAMCO Asset Management, Inc.	SW Asset Management, LLC
Inflection Partners, LLC	Tamarack Capital Management, LLC
ISF Management LLC	Tiburon Capital Management, LLC
Nicholas Investment Partners, L.P.	TWIN Capital Management, Inc.
OMT Capital Management, LLC

Trading Advisors
2100 Xenon Group
Dominion Capital Management Fund Advisors, Inc.
Northfield Trading LP

In order to facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Board of Trustees, Hatteras Alternative Mutual Funds Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Underlying Funds Trust and the Trust, that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 60 days of employing a new Sub-Advisor, shareholders will receive notification of the change.

Hatteras Alpha Hedged Strategies Variable Fund

Investment Objective
The Fund seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the HFRI Fund of Funds Composite Index. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.  The Fund will provide shareholders with 60 days’ notice before changing its investment objective.  As with any mutual fund, there can be no guarantee that the investment objective of the Fund will be achieved.

Principal Investment Strategies and Policies
To achieve its investment objective, the Fund, under normal market conditions, will primarily invest its total assets in securities that afford strategic and tactical opportunities to employ relative value and arbitrage-trading strategies in a variety of publicly traded securities.  The securities held by the Fund may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.  The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of Underlying Investments that employ a variety of investment techniques and strategies. By allocating its assets among a number of Underlying Investments, the Fund seeks to achieve its investment objective with less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector-related event volatility.  Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

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As a fund of funds, the Fund seeks to achieve its investment objective by investing in other affiliated mutual funds and non-affiliated investment companies, the Underlying Investments.  The Fund is classified as non-diversified and, therefore, is not required to maintain, as to 75% of its assets, 5% or less of its assets in any single issuer.

The Advisor seeks to utilize Underlying Investments that employ various investment strategies whose performance is not correlated with major financial market indices.  Although the Advisor believes that the use of different trading strategies and securities provides greater diversification that may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlation to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.  The major investment strategies to be employed include:

•	Long/Short Equity

•	Market Neutral

•	Relative Value – Long/Short Debt

•	Managed Futures Strategies

•	Event Driven

The Underlying Funds
The Advisor selects Sub-Advisors (and Trading Advisors for the Managed Futures Strategies Underlying Fund) for the Underlying Funds (the affiliated mutual funds in which the Fund invests) and allocates the assets of the Fund among its respective Sub-Advisors (or Trading Advisors for the Managed Futures Strategies Underlying Fund).  The Advisor reviews a wide range of factors in evaluating each Sub-Advisor and Trading Advisor including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisors and Trading Advisors, assets under management and number of clients.  As part of its due diligence process, the Advisor conducts a comprehensive review of each Sub-Advisor and Trading Advisor, its investment process and organization.  The Advisor conducts interviews with each Sub-Advisor’s and Trading Advisor’s key personnel, with third party references and industry sources.

Under normal circumstances the Advisor generally expects to allocate the assets of the Fund among one or more Underlying Funds at any given time.  The Advisor regularly evaluates each Sub-Advisor and Trading Advisor to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.  The Advisor may, subject to the approval of the Board of Trustees, change Sub-Advisors engaged by the Advisor to conduct the investment programs of the Fund without shareholder approval.

Investment Strategies of the Underlying Funds
Hatteras Alternative Mutual Funds, LLC is Advisor to the Fund, as well as to the Underlying Funds.  The following Underlying Funds may be utilized by the Fund:

Long/Short Equity Underlying Fund
This Underlying Fund’s strategy employs long and short trading in common stock, and preferred stock of U.S. and foreign issuers.  This strategy attempts to achieve capital appreciation.

Market Neutral Underlying Fund
This Underlying Fund’s strategy is designed to exploit equity market inefficiencies, which involves being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market.  This strategy attempts to achieve capital appreciation.

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Relative Value – Long / Short Debt Underlying Fund
This Underlying Fund’s strategy is designed to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities, and attempts to achieve current income, capital preservation and capital appreciation.

Managed Futures Strategies Underlying Fund
This Underlying Fund’s strategy allocates its assets to a “managed futures” strategy, which includes as a component, a “fixed-income” sub-strategy. The managed futures strategy is intended to capture macroeconomic trends in the commodities and financial futures markets, and the fixed-income sub-strategy is intended to generate interest income to add diversification to the returns generated by the Underlying Fund’s portfolio.

Event Driven Underlying Fund
This Underlying Fund’s strategy is designed to invest in securities whose prices are or will be impacted by a corporate event.  This strategy attempts to achieve capital appreciation.

Other Investment Strategies
The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions.  If the Fund takes a temporary defensive position in response to adverse conditions, the Fund may not achieve its investment objective.  For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.  The Underlying Investments also have the ability to employ strategies including (a) lending their portfolio securities to brokers, dealers and financial institutions; (b) borrowing money from banks or other financial institutions to purchase securities; and (c) investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies.

The Advisor continuously monitors the investment positions owned by the Fund to ensure compliance with its investment objective and the investment restrictions detailed in its Prospectus and SAI.  The Advisor generally expects the Fund’s assets to be invested across various industries.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses affect the Fund’s performance.  During the Fund’s first fiscal year, the Fund’s portfolio turnover rate is anticipated to be 33% of the average value of its portfolio.

FUND OF FUNDS STRUCTURE

The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more Underlying Investments.  Each Underlying Investment invests its assets pursuant to a different investment objective and a different investment style.  In addition to its own expenses, the Fund bears a pro rata portion of the expenses of the Underlying Investments in which it invests.  The expenses in the Underlying Investments will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of the Underlying Investment’s portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.  The operating expenses of the Underlying Funds, as well as the Fund, are contractually capped.  The Fund’s investments in non-affiliated investment companies, if any, will not necessarily be capped.  As a result of the affiliated structure under which the Fund operates and the capping of operating expenses of the Fund and the Underlying Funds in which the Fund primarily invests, the risk of layering fees inherent in a traditional fund of funds structure does not apply.

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MASTER/FEEDER FUND STRUCTURE

As a mutual fund of funds, the Fund pursues its investment objective by investing primarily in other affiliated and non-affiliated mutual funds.  In lieu of investing directly in Underlying Investments, the Fund is authorized to seek to achieve its investment objectives by converting to a Master/Feeder Fund Structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. This Master investment company would then allocate its assets among one or more of the affiliated Underlying Funds.  The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thus achieving certain economies of scale. The SAI contains more information about the Fund, the Master/Feeder Fund Structure and the types of securities in which the Fund may invest.  The Fund is not currently operating in this structure.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end is available on the Fund’s website at hatterasfunds.com/literature within 60 days after the calendar quarter-end.  The calendar quarter-end portfolio holdings for the Funds will remain posted on the website until updated with required regulatory filings with the SEC.  The Annual and Semi-Annual Reports are available by contacting Hatteras Variable Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701 or calling 1-877-569-2382.

INVESTMENT ADVISOR

Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615, is registered as an investment advisor with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs.  The Advisor invests the assets of the Fund, either directly or by using Sub-Advisors (or Trading Advisors for the Managed Futures Strategies Underlying Fund), according to the Fund’s investment objective, policies and restrictions.  Development of the Fund’s portfolio investment strategies and allocations to Sub-Advisors and Trading Advisors is done on a team management basis.  The Advisor furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.25%.

Additionally, each Underlying Fund pays a management fee of 1.75% of such Underlying Fund’s average daily net assets to the Advisor, pursuant to the Underlying Funds Trust’s investment advisory agreement with the Advisor.  The fees the Underlying Funds pay the Advisor are higher than fees typically paid by other mutual funds.  This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies.  A discussion of the factors that the Board of Trustees considered in approving the Fund’s Advisory Agreement will be available in the Semi-Annual Report dated June 30, 2012.

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The Advisor has also entered into an Operating Services Agreement, as amended (the “Services Agreement”) with the Fund to provide virtually all day-to-day services to the Fund.  The Fund pays the Advisor an annual operating services fee at the annual rates of 0.74% of the Fund’s average daily net assets.

Additionally, the Underlying Funds have entered into a similar operating services agreement with the Advisor, under which, each Underlying Fund pays the Advisor 0.25% of the Underlying Funds’ average daily net assets.  The combined effect of the Underlying Funds’ management fee and operating services agreement is a total annual operating expense of 2.00% for the Underlying Funds.  Because the Fund primarily invests in the Underlying Funds, these acquired fund fees and expenses, combined with the Advisory Agreement and the Services Agreement, result in a cap or ceiling on the Fund’s ordinary annual operating expenses at the annual rate of 2.99% (excluding brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies,  litigation and other extraordinary expenses).

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Fund.  The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders.

INVESTMENT SUB-ADVISORS AND TRADING ADVISORS

Sub-Advisors

The Advisor is responsible for selecting the Sub-Advisors to manage the Underlying Funds.  The Sub-Advisors will be engaged to manage the investments of the Underlying Funds in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees.  Each Sub-Advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the purchase, retention and sale of securities in the portion of each Underlying Fund’s investment portfolio under its management.  A discussion regarding the basis for the Underlying Funds Trust’s Board of Trustees’ approval of the Sub-Advisors’ investment advisory agreements is available in the Underlying Funds Trust’s annual report dated December 31, 2011.

In order to facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Board of Trustees, Hatteras Alternative Mutual Funds Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Underlying Funds Trust and the Trust, that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 60 days of employing a new Sub-Advisor, shareholders will receive notification of the change.

Each of the Sub-Advisors listed below rely upon respective advisory groups for the day-to-day management of the portion of each Underlying Fund’s portfolio that they manage.  The Advisor will pay the Sub-Advisors monthly an annual fee based upon the net assets of each Underlying Fund allocated to that Sub-Advisor from the 1.75% management fee paid to the Advisor pursuant to the Underlying Funds Trust Advisory Agreement.  The Fund is not responsible for the payment of this Sub-Advisory fee.

Battenkill Capital Management, Inc.
The Advisor has entered into a sub-advisory agreement with Battenkill Capital Management, Inc. (“Battenkill”) to manage a portion of the Market Neutral portfolio.  Battenkill is located at 34 South Main Street, Allentown, NJ 08501, and is a registered investment advisor.  Battenkill provides investment advice and portfolio management services to individually managed accounts for high net worth individuals and to other pooled investment vehicles.

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Chartwell Investment Partners
The Advisor has entered into a sub-advisory agreement with Chartwell Investment Partners (“Chartwell”) to manage a portion of the Long/Short Equity portfolio.  Chartwell is located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, and is a registered investment adviser.  Chartwell provides portfolio management services to individually managed accounts for individuals, including high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities and state and municipal governments.

Coe Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Long/Short Equity portfolio. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and corporations.

FrontFour Capital Group, LLC
The Advisor has entered into a Sub-Advisory Agreement with FrontFour Capital Group, LLC (“FrontFour”) to manage a portion of the Event Driven portfolio. FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment advisor.  FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

GAMCO Asset Management Inc.
The Advisor has entered into a Sub-Advisory Agreement with GAMCO Asset Management Inc. (“GAMCO”) to manage a portion of the Event Driven portfolio.  GAMCO is located at One Corporate Center, Rye, NY 10580, and is a registered investment advisor.  GAMCO provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, foundations, charitable organizations, pension and profit sharing plans, pooled investment vehicles, banking or thrift institutions, other corporate entities, and state and municipal governments.

Inflection Partners, LLC
The Advisor has entered into a sub-advisory agreement with Inflection Partners, LLC (“Inflection”) to manage a portion of the Market Neutral portfolio.  Inflection is located at 388 Market Street, Suite 1300, San Francisco, CA 94111, and is a registered investment adviser.  Inflection provides portfolio management services to investment companies and other pooled investment vehicles.

ISF Management LLC
The Advisor has entered into a sub-advisory agreement with ISF Management LLC (“ISF”) to manage a portion of the Long/Short Equity portfolio.  ISF is located at 767 Third Avenue, 6th Floor, New York, NY 10017, and is a registered investment advisor.  ISF provides portfolio management services to investment companies and other pooled investment vehicles.

Nicholas Investment Partners, L.P.
The Advisor has entered into a sub-advisory agreement with Nicholas Investment Partners, L.P. (“Nicholas”) to manage a portion of the Relative Value – Long/Short Debt portfolio. Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment advisor. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

OMT Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with OMT Capital Management, LLC (“OMT”) to manage a portion of the Long/Short Equity portfolio.  OMT is located at One Montgomery Street, Suite 3300, San Francisco, CA 94104, and is a registered investment advisor.  OMT provides investment advice and portfolio management services to pension and profit sharing plans, pooled investment vehicles, businesses and corporations and separately managed accounts.

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Phineus Partners L.P.
The Advisor has entered into a sub-advisory agreement with Phineus Partners L.P. (“Phineus”) to manage a portion of the Long/Short Equity portfolio.  Phineus is located at 251 Post Street, Suite 500, San Francisco, CA 94103, and is a registered investment advisor.  Phineus provides investment advice and portfolio management services to pooled investment vehicles and separately managed accounts.

Raven Rock Capital, LLC
The Advisor has entered into a sub-advisory agreement with Raven Rock Capital, LLC (“Raven Rock”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  Raven Rock is located at 55 Vilcom Center, Suite 240, Chapel Hill, NC 27514, and is a registered investment adviser.  Raven Rock provides portfolio management services to investment companies and other pooled investment vehicles.

Smith Breeden Associates, Inc.
The Advisor has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. (“Smith Breeden”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment advisor. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities, foundations and insurance funds.

Sound Point Capital Management, L.P.
The Advisor has entered into a Sub-Advisory Agreement with Sound Point Capital Management, L.P. (“Sound Point”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  Sound Point is located at 1185 Avenue of the Americas, 36th Floor, New York, NY 10036, and is a registered investment advisor.  Sound Point provides investment advice and portfolio management services to high net worth individuals, investment companies, other pooled investment vehicles and trusts.

SW Asset Management, LLC
The Advisor has entered into a sub-advisory agreement with SW Asset Management, LLC (“SW”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  SW is located at 23 Corporate Plaza Drive, Suite 130, Newport Beach, CA 92660, and is a registered investment adviser.  SW provides portfolio management services to investment companies and other pooled investment vehicles.

Tamarack Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with Tamarack Capital Management, LLC (“Tamarack”) to manage a portion of the Long/Short Equity portfolio.  Tamarack is located at 2333 State Street, Suite 102, Carlsbad, CA 92008, and is a registered investment adviser.  Tamarack provides portfolio management services to investment companies and other pooled investment vehicles.

Tiburon Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Tiburon Capital Management, LLC (“Tiburon”) to manage a portion of the Event Driven portfolio.  Tiburon is located at 527 Madison Avenue, 6th Floor, New York, NY 10022, and is a registered investment advisor.  Tiburon provides investment advice and portfolio management services to pooled investment vehicles and separately managed accounts.

TWIN Capital Management, Inc.
The Advisor has entered into a Sub-Advisory Agreement with TWIN Capital Management, Inc. (“TWIN Capital”) to manage a portion of the Market Neutral portfolio.  TWIN Capital is located at 3244 Washington Road, Suite 202, McMurray, PA 15317, and is a registered investment advisor.  TWIN Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments.

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Trading Advisors

The Advisor is responsible for selecting the Trading Advisors for the Managed Futures Strategies Underlying Fund. The Trading Advisors will be engaged to trade in accordance with the Managed Futures Strategies Underlying Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each Trading Advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the Managed Futures Strategies Underlying Fund assets it trades.

The Advisor will pay each Trading Advisor monthly an annual fee in accordance with the terms of the Trading Agreement entered into with the Trading Advisor from the 1.75% advisory fee paid to the Advisor pursuant to the Underlying Funds Trust Advisory Agreement.  The Fund is not responsible for the payment of any Trading Advisor fees.

A discussion regarding the basis for the Underlying Funds Trust’s Board of Trustees’ approval of the Trading Advisors’ Trading Agreements is available in the Underlying Funds Trust’s annual report dated December 31, 2011.

2100 Xenon Group
The Advisor has entered into a Trading Agreement with 2100 Xenon Group (“2100 Xenon”) to manage a portion of the Managed Futures Strategies portfolio.  2100 Xenon is located at 430 West Erie Street, Suite 300, Chicago, IL 60654, is a registered investment adviser and is registered as a Commodity Trading Advisor (“CTA”).  2100 Xenon provides portfolio management and trading services to high net worth individuals, pooled investment vehicles and corporations.

Dominion Capital Management Fund Advisors, Inc.
The Advisor has entered into a Trading Agreement with Dominion Capital Management Fund Advisors, Inc. (“Dominion”) to manage a portion of the Managed Futures Strategies portfolio.  Dominion is located at 12935 S. West Bayshore Dr., Suite 420, Traverse City, MI 49684, is a registered investment adviser and is registered as a CTA.  Dominion provides trading services to high net worth individuals.

Northfield Trading LP
The Advisor has entered into a Trading Agreement with Northfield Trading LP (“Northfield”) to manage a portion of the Managed Futures Strategies portfolio.  Northfield is located at 3609 S. Wadsworth, Suite 250, Denver, CO 80235-2110, is a registered investment adviser and is registered as a CTA.  Northfield provides trading services to high net worth individuals and pooled investment vehicles.

PORTFOLIO MANAGERS

Mr. Michael P. Hennen, CFA serves as a voting member of the Investment Committee for the Fund and is responsible for the oversight of the investment process and sub-advisor due diligence and selection.  Prior to joining the Advisor in April of 2009, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group, an alternative investments advisory group within Morgan Stanley, where he was on the Investment Committee and led the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies.  Before joining Morgan Stanley in 2000, Mr. Hennen was an Analyst at Morningstar in Chicago.  Mr. Hennen received his Bachelor of Business Administration degree in Finance from Western Michigan University.  Mr. Hennen has also earned his designation as a Chartered Financial Analyst (CFA).

Mr. Robert J. Murphy, CFA, FRM, CAIASM serves as a voting member of the Investment Committee for the Fund and is responsible for the development of internal risk management.  Prior to joining the Advisor in 2009, Mr. Murphy was with Ivy Asset Management Corp. LLC (“Ivy”), a division of BNY Mellon Asset Management, where he served as a Managing Director in the Investments and Investment Products and Strategy groups.  At Ivy, Mr. Murphy was responsible for investment research and assisted with product development and portfolio management.  Prior to joining Ivy in 2008, Murphy was a Partner and Director of Risk Management at Meridian Capital Partners, where he worked in various senior capacities since 2001.  Previously, Murphy held senior fixed income investment banking positions with A.G. Edwards, Cowen & Company, Donaldson, Lufkin & Jenrette, and Bear Stearns & Co., Inc.  Mr. Murphy received Bachelor of Arts and Masters in Business Administration degrees from the State University of New York at Albany.  He earned his designation as a Chartered Financial Analyst (CFA) and has also earned designations as a Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA).

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

As of the date of this prospectus, the Fund had not commenced operations.  The following performance information is of Hatteras Alpha Hedged Strategies Fund (“Alpha”).  The Advisor serves as investment advisor to both the Fund and Alpha.  The Fund and Alpha also share the same portfolio managers, except that Mr. Lee Schultheis serves as portfolio manager to Alpha but not the Fund.  The Fund’s portfolio will be managed substantially similarly to that of Alpha and therefore the following performance information indicates some of the risks of investing in the Fund.  The bar chart illustrates how the performance of Alpha’s No Load shares (the Class with the longest period of annual returns) has varied from year to year and does not reflect deduction of sales charges.  The table illustrates how Alpha’s average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance, as well as an index that reflects the market sectors in which Alpha invests.  The performance for the Fund would differ from the information below only to the extent that Alpha’s expenses are higher than the Fund’s are anticipated to be, although if the fees and expenses imposed by the investment vehicle through which an investment in the Fund is made were reflected, they would reduce returns.  Alpha’s past performance, before and after taxes, does not necessarily indicate how it or the Fund will perform in the future.  Updated performance information will be available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns
As of December 31, 2011

During the period of time shown in the bar chart, Alpha’s highest quarterly return was 10.05% for the quarter ended June 30, 2009, and the lowest quarterly return was -18.65% for the quarter ended December 31, 2008.

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Average Annual Total Returns
For the Periods Ended December 31, 2011
Hatteras Alpha Hedged Strategies Fund (No Load Shares)	One Year	Five Year	Since Inception (9/23/2002)
Return Before Taxes	0.76%	-1.55%	2.27%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	6.65%
HFRI Fund of Funds Composite Index(1) (reflects no deduction for fees, expenses, or taxes)	-5.51%	-0.71%	3.57%
(1)	The index shows how the Alpha Fund’s performance compares with the returns of an index of funds with similar investment objectives.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund will be determined at the close (generally 4:00 p.m., Eastern time) of the New York Stock Exchange (“NYSE”) on each day it is open for business and will be computed by determining the aggregate market value of all assets, based on the NAV per share of each of the Underlying Investments, of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The determination of NAV per share for a particular day is applicable to all account applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.  If events occur during the course of a day on which a Fund determines its NAV per share which, in the Advisor’s opinion, materially affect the value of one or more portfolio securities of an Underlying Fund, these securities will be valued at their fair value as determined in good faith by the policies and procedures adopted by the Board of Trustees.  Examples of such events include, but are not limited to, securities which are not traded on a national stock exchange, and therefore closing prices are not available; securities not quoted by an independent pricing service; or securities for which current quotations are not available from other independent sources.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent trade price.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the mean of the last bid and asked prices. In the absence of a sale, Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.

Fair value determinations may be required for the following securities: (1) securities for which market quotations are insufficient or not readily available at the valuation time on a particular business day; (2) securities for which, in the judgment of the Advisor or Sub-Advisor(s), the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor or Sub-Advisor(s) to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; and (3) securities determined to be illiquid in accordance with the Fund’s liquidity procedures.

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Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing the NAV per share, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

HOW TO PURCHASE SHARES

Individuals may not purchase shares directly from the Fund.  You should read the prospectus for your insurance company’s variable contract and learn how to purchase a variable contract based on the Fund.  (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contacts).

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts.  Shares of the Fund are sold at net asset value.

The interests of different variable insurance products investing in the Fund could conflict due to differences of tax treatment and other considerations.  The Fund currently does not foresee any disadvantages to investors arising from the fact that the Fund may offer their shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products.  Nevertheless, the Board of Trustees intends to monitor events to identify any material conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts.  If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investment in the Fund and shares of another fund may be substituted.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the Fund’s shareholders.  The Fund reserves the right to reject any specific purchase order.

REDEMPTIONS

Redemption requests may be placed by separate accounts of participating insurance companies.  The redemption price of the shares of the Fund will be the net asset value next determined after receipt by the Fund of a redemption request in good order.  The value of redeemed shares may be more or less than the price paid for the shares.  Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions.  Fund shares may be sold (redeemed) on any day the NYSE is open for business.  The Fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

•	the New York Stock Exchange (“NYSE”) is closed;
•	trading on the NYSE is restricted;

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•
an emergency exists as a result of which disposal by the Fund of securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or

•	as permitted by an SEC order in extraordinary circumstances.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Fund is intended for long-term investors.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows.  These cash flows can be disruptive to the portfolio managers’ attempts to achieve a Fund’s objectives.  Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

For these reasons, the Fund uses a variety of techniques to monitor for and detect abusive trading practices. The Fund does not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance.  The Board of Trustees has developed and adopted a market timing policy, which takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include monitoring trading practices and using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines current market prices are not readily available.  These techniques may change from time to time as determined by the Fund in their sole discretion.

Trading Practices
Currently, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund may deem the sale of all or a substantial portion of a shareholder’s purchase of Fund shares to be abusive. In addition, the Fund reserves the right to reject purchases and exchanges if they believe that such transactions would be inconsistent with the best interests of Fund shareholders or this policy.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

The Fund monitors aggregate trades placed in insurance company separate accounts, and works with each insurance company to identify investors engaging in abusive trading practices and impose restrictions to discourage such practices. Pursuant to Rule 22c-2 under the Investment Company Act of 1940, the Fund and each insurance company that uses the Fund as an investment vehicle has entered into an information sharing agreement that obligates the insurance company to: (i) provide certain information regarding shareholder transactions to the Fund upon its request; and (ii) impose restrictions on shareholder transactions when instructed by the Fund. Because the Fund relies on each insurance company to provide information and impose restrictions, its ability to monitor and discourage abusive trading may be dependent on the insurance company’s timely performance of such duties.  The Fund will attempt to monitor and discourage abusive trading uniformly in all cases.

Fair Value Pricing
The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the Fund’s NAV per share is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when it calculates its NAV per share. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

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The Board of Trustees has also adopted procedures, which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor does not represent fair value. The Fund may also fair value a security if the Fund or the Advisor believes that the market price is stale. Other types of securities that the Fund may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income and net capital gain in December of each year.  The Fund expects that, as a result of their investment objectives and strategies, distributions will consist primarily of short-term capital gains, which are taxable as ordinary income or, under current law, qualified dividend income, depending on the source of such income to the Fund and any holding period requirements.

Because you do not own shares of the Fund directly, any transaction relating to your variable contract results in tax consequences at that level.  Consult the prospectus of your insurance company separate account for a discussion of the tax status of your investment.

This summary is not intended to be and should not be construed to be legal or tax advice to any holder of the Fund’s shares.

IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES AND
INTEREST ON FUND BORROWING

The Fund, through its investment in the Underlying Investments, uses modest leverage and short-selling techniques in pursuing their strategies.  Total Annual Fund Operating Expenses include expenses paid by a Fund to vendors and its pro-rata share of such expenses paid by the Underlying Investments; also included are dividends paid out on short positions, and interest on borrowing for leverage purposes.  However, Total Annual Fund Operating Expenses exclude brokerage commissions.  Also, the short dividends expense is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales.  The actual impact of these expenses and income on a Fund may vary dramatically from year-to-year along with prevailing short-term interest rates, and portfolio composition and executive decisions.  Total Annual Fund Operating Expenses for a Fund, which includes the Fund’s expenses and its pro-rata share of expenses paid by the Underlying Investments (which includes an Advisory fee of 1.75% and an Operating Services fee of 0.25% for the Underlying Funds as well as acquired fund fees and expenses associated with a Fund’s investment in non-affiliated investment companies) and excludes these short dividends expense and income items, are capped contractually at the rates described above in the “Annual Fund Operating Expenses” section and the “Investment Advisor” section.

FINANCIAL HIGHLIGHTS

Financial highlights for the Fund are not available at this time because the Fund had not commenced operations as of the date of this Prospectus.

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NOTICE OF PRIVACY POLICY & PRACTICES

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•           Social Security number
•           account balances
•           account transactions
•           transaction history
•           wire transfer instructions
•           checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (919) 846-2324 or go to hatterasfunds.com

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What we do
Who is providing this notice?	Funds advised by Hatteras entities. A complete list is included below.
How does Hatteras Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?
We collect your personal information, for example, when you

▪      open an account
▪      provide account information
▪      give us your contact information
▪      make a wire transfer
▪      tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪     sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪     affiliates from using your information to market to you
▪     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.

▪      Our affiliates include companies with a Hatteras name, such as Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Alternative Mutual Funds, LLC, registered investment advisers; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras entities such as Hatteras Core Alternatives 3(c)(1) Fund, L.P., Hatteras Core Alternatives Offshore Fund, Ltd., Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Hatteras Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Hatteras Funds doesn’t jointly market.

List of funds providing this notice
Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust and Hatteras Variable Trust.

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HATTERAS ALPHA HEDGED STRATEGIES VARIABLE FUND

Advisor	Hatteras Alternative Mutual Funds, LLC 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615
Distributor	Hatteras Capital Distributors, LLC 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615
Sub-distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
Legal Counsel	Blank Rome LLP 405 Lexington Avenue New York, NY 10174
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	KPMG LLP 777 East Wisconsin Avenue Milwaukee, WI 53202
For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): Additional information about the Fund is included in the SAI.  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus).  The SAI provides more details about the Fund’s policies and management.  The SAI is available free of charge on the Fund’s website at hatterasfunds.com.  You may also ask questions about the Fund or your accounts by contacting the insurance company through which you purchased the Fund.

Annual and Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-annual reports to shareholders.  The Fund’s Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  These reports will be available free of charge on the Fund’s website at hatterasfunds.com.

To obtain free copies of these documents or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-569-2382. You may also write to:

Hatteras Variable Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of Fund information at the SEC’s Public Reference Room in Washington, D.C. Please call (202) 551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.
Investment Company Act File No: 811- 22660

HATTERAS ALPHA HEDGED STRATEGIES VARIABLE FUND
(ALPVX)

A series of Hatteras Variable Trust

STATEMENT OF ADDITIONAL INFORMATION

May 15, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Hatteras Alpha Hedged Strategies Variable Fund (the “Fund”) dated May 15, 2012 (the “Prospectus”), copies of which may be obtained without charge by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-877-569-2882.

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THE TRUST

Hatteras Variable Trust (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 30, 2012.  Currently, the Fund is the only series offered by the Trust.  The Fund is classified as a non-diversified series of the Trust and has its own investment objective and policies. The Fund is set up in a fund-of-funds structure whereby the Fund invests in one or more affiliated portfolios and may also invest in non-affiliated investment companies.  The Trust may start another series and offer shares of a new fund under the Trust at any time.

The shares of beneficial interest (the “Shares”) of the Fund have equal voting rights and liquidation rights.  If the Trust establishes another series,  shares of the Fund and such additional series will be voted in the aggregate  and not by fund except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular series.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Board of Trustees shall promptly call and give notice of a meeting of shareholders for proposals when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to the Fund are borne by the Fund.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Fund of Funds Structure
The Fund seeks to achieve its investment objective by allocating its assets across various investment styles through investment in one or more affiliated mutual funds (the “Underlying Funds”) and may also invest in non-affiliated investment companies (collectively the “Underlying Investments”). Each Underlying Investment invests its assets pursuant to a different investment objective and a different investment style.  Hatteras Alternative Mutual Funds, LLC (the “Advisor”) may select from the Underlying Investments based upon changing markets and risk/return characteristics.  In addition to its own expenses, the Fund bears a pro rata portion of the expenses of the Underlying Investments in which it invests.  The expenses in the Underlying Investments will include management, administrative and operational expenses, as well as those expenses related to the ongoing management of the Underlying Investment’s portfolio, such as brokerage commissions, dividends paid out on short positions and interest on borrowing for leverage purposes.

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Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure
In lieu of investing directly, the Fund is authorized to seek to achieve its investment objective by converting to a Master/Feeder Fund Structure pursuant to which the Fund would invest all or a portion of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.  The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Fund.  In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure.  No assurance can be given, however, that the Master/Feeder Fund Structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

The Fund’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If the Fund invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers.  The Fund would otherwise continue their normal operation.  The Board would retain the right to withdraw the Fund’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

The Board of Trustees has authorized this fundamental investment policy to facilitate a conversion to a Master/Feeder Fund Structure in the event that the Board of Trustees determines that such a conversion is in the best interest of the Fund’s shareholders.  If the Board so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a Master/Feeder Fund Structure.  Further, the Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Fund’s conversion and its shareholders would be notified.  The Fund is not currently operating in this structure.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Prospectus, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)	67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or

(2)	more than 50% of the Fund’s outstanding shares.

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These fundamental investment restrictions provide that:

(1)	The Fund may not issue senior securities other than to evidence indebtedness, borrowings or short sales as permitted.

(2)	The Fund may not borrow money except that it may borrow:

(a)	for leveraging purposes,
(b)	from banks for temporary or emergency purposes, such as to meet unanticipated shareholder redemptions, or
(c)	by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured.  The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)
The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)
The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.  For purposes of complying with this restriction, the Fund will look through to the securities of the Underlying Funds.

(5)
The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies that invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund will not lend any of its assets, except as permitted under the Securities Lending restrictions set forth in the Prospectus.

(7)
The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings (as set forth above under Investment Restriction 2(a) above), or with respect to a securities lending program.  Notwithstanding anything to the contrary herein, the Fund may pledge collateral in connection with investments in certain derivative transactions permitted in the Prospectus and Statement of Additional Information.

(8)	The Fund may not purchase or sell commodities or commodity contracts.

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Fund without obtaining shareholder approval.  These non-fundamental investment restrictions provide that:

(1)
The Fund may not hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

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(2)
The Fund may not sell short securities having a total market value in excess of 100% of the value of the net assets of the Fund, and the value of the securities of any one issuer in which the Fund is short may not exceed the lesser of: (a) 10% of the value of the Fund’s net assets or (b) 10% of the securities of any class of any issuer.

(3)
The Fund may not (a) sell covered call options the underlying securities of which have an aggregate value (determined as of the date the calls are sold) exceeding 50% of the value of the net assets of the Fund; or (b) invest in put options to the extent that the premiums on protective put options exceed 25% of the value of its net assets; provided that the provisions of this paragraph shall not prevent the purchase, ownership, holding or sale of forward contracts with respect to foreign securities or currencies.

(4)	The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

If a particular percentage restriction on investment or utilization of assets as set forth above, is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation.  However, if at any time borrowings exceed 33 1/3% of total assets, the Fund must reduce its borrowings within three business days thereafter.  The Fund may exchange securities, exercise any conversion rights or exercise warrants or any other rights to purchase common stock or other equity securities and may hold such securities so acquired without regard to the foregoing investment restrictions.  Notwithstanding fundamental restriction #8 above, the Fund may own shares of underlying investments, including the Underlying Funds, which may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws and the Fund may purchase or sell physical commodities acquired as a result of ownership of securities or other instruments.  Furthermore, this restriction #8 does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are backed by physical commodities.

INVESTMENT POLICIES

A more detailed discussion of some of the investment strategies and securities described in the Prospectus (see “Investment Objective, Principal Investment Strategies, Policies and Related Risks”) appears below:

Additional Information on Investment Strategies and Securities
Each Underlying Investment may invest in the following types of strategies and securities including those discussed in the Prospectus:

Merger Arbitrage. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition.  The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition.  Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

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Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Advisor to have a substantial probability of success.  The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by such Fund, and delays can substantially reduce such returns.  See “Portfolio Turnover.”

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors.  See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.”  Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

Over-the-Counter Transactions. As part of its portfolio strategy, the Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”).  OTC transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss.  An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt.  Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer.  In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted.  In such cases, the Fund may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is the Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction.  There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.  OTC transactions for which there is no adequate secondary market will be considered illiquid.

Equity Securities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies.  An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Please see “Preferred Stock” below.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Please see “Convertible Securities” below.

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To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock.  The Fund may invest in preferred stocks.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer dissolve.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.  The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Investment Company Securities. The Fund may invest up to 100% of its assets in shares of affiliated investment companies. The Fund may also invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

The Fund’s investment in other investment companies may consist of shares of Exchange-Traded Funds (“ETFs”).  ETFs are securities whose value tracks a well-known securities index or basket of securities.  The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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Commercial Paper.  Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s.  Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Advisor, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Repurchase Agreements.  Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security.  A repurchase agreement involves the obligation of the seller to repurchase the securities at the agreed upon price, which obligation is in effect secured by the value of the underlying security.  The Fund may enter into repurchase agreements with respect to obligations in which the Fund is authorized to invest.

Warrants.  The Fund may invest a portion of its assets in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Initial Public Offerings.  The Fund may purchase shares in initial public offerings (IPOs).  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Investing in IPOs has added risks because their shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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Foreign Securities.  Subject to the Fund’s investment policies and quality standards, the Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depository Receipts and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.  Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.  Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the United States.  These differences could negatively impact foreign securities in which the Fund invests.

When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Advisor deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Futures and Options on Futures. The Fund may enter into commodity futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

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The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

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Commodities and Commodity Contracts. The Fund may purchase and sell commodity forward and futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions; may purchase or sell precious metals directly (metals are considered “commodities” under the federal commodities laws), and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

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Writing Covered Call Options.  The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased.  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund.  The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. The Fund may write covered put options on equity securities to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased.  A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.  The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Options Transactions.  The Fund may write both covered and uncovered options.  Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

•	the writer of an option may be assigned an exercise at any time during the option period;

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•	disruptions in the markets for underlying instruments could result in losses for options investors;
•	imperfect or no correlation between the option and the securities being hedged;
•	the insolvency of a broker could present risks for the broker’s customers; and
•	market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.  The success of the Fund in using the option strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor’s ability to select the proper time, type and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.  The Fund may also seek to earn additional income through receipt of premiums by writing covered put options.  The risk involved in writing such options is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities.  The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market.  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy.  The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market.  Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid.  In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Credit Derivatives. The Fund may enter into credit default swaps, as a buyer or a seller.  The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation.  If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased.  However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default.  If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  Credit default swaps involve different risks than if the Fund invests in the underlying directly.

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Borrowing.  The Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions.  This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Illiquid Securities.  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  Illiquid securities include securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  The Fund will not knowingly hold more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non negotiable fixed time deposits with maturates over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

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Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Short Sales.  The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments.  For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short.  The Advisor will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion.  However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities.  At all times when the Fund does not own securities which are sold short, the Fund will maintain long securities available for collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Investment in Privately Negotiated Options. The Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Advisor in accord with the Fund’s Investment Objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Advisor expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

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As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the Premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the Premium.

Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor to be creditworthy and approved by the Board, including a majority of the Independent Directors. Neither the Advisor nor the Fund will have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Advisor nor the Fund will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

The following examples are intended to illustrate the basic structure and the gain or loss that the Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

Example A - Hypothetical Gain
The Advisor decides to acquire an interest in the increase (or decrease) in the value of securities that reflect the Fund’s investment objective (the “Securities”). On behalf of the Fund, the Advisor purchases a Private Option from a Counterparty using a Basket established under the Private Option that is comprised of the Securities. For example, the Fund may choose a notional amount of $150,000 and pay to the Counterparty a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000. The Counterparty may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option. The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and the Fund has paid $5,000 in fees and interest-equivalent payments. The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and the Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

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Example B - Hypothetical Loss
The Advisor purchases a Private Option under the terms described above.  However, upon termination of the Private Option the value of the Basket has declined to $120,000. The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and the Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

Equity Swap Agreements. The Fund may also enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1)	equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2)	equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3)	equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.  The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 25% of the Fund’s net assets.

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Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Investments. The Fund may adopt temporary defensive positions by investing up to 100% of its net assets in positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in:

▪	cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities;

▪
commercial paper rated A-1 by S&P or Prime-1 by Moody’s.  In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; obligations of the U.S. government or its agencies or instrumentalities; and

▪	repurchase agreements;

To the extent the Fund invests in these temporary investments, the Fund may not reach its investment objective.

MANAGEMENT

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust (“Declaration of Trust”), which has been filed with the Securities and Exchange Commission and is available upon request.  The Board of Trustees consists of seven individuals, six of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”).  Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.  The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.  Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

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Independent Trustees

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Joseph E. Breslin (58) November 18, 1953 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2012	Private Investor (2009 to Present), Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009), Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007)	16	Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (9 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (9 portfolios).
H. Alexander Holmes (69) May 4, 1942 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	21	None
Thomas Mann (62) February 1, 1950 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to Present)	16	Director, F-Squared Investments, Inc. (since January 2012)

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
Steve E. Moss (59) February 18, 1953 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Principal, Holden, Moss, Knott, Clark, Copley & Hoyle, PA, accountants and business consultants (1975 to Present). Managing Partner, Triangle Advisors, LLC, a business advisory firm (2008 to Present). Member Manager, HMKCT Properties, LLC (1996 to Present).	21	None
Gregory S. Sellers (52) May 5, 1959 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to Present). Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	21	None
Daniel K. Wilson (63) June 22, 1948 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee	Indefinite Term since 2012	Owner and Principal, Daniel K. Wilson, CPA (2008 to Present). Chief Financial Officer, Parkdale Mills, Inc., a textile manufacturer (1979 to 2008).	21	None

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Interested Trustee
Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During Past Five Years
David B. Perkins (49) July 18, 1962 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2012	Chairman and Managing Principal, Hatteras Funds (2003 to Present).	21	None

*	Mr. Perkins is an “interested” Trustee because of his affiliation with the Advisor.
**
The term “fund complex” refers to (i) the Trust (consisting of one fund), (ii) the Underlying Funds Trust (consisting of five funds) and (iii) Hatteras Alternative Mutual Funds Trust (consisting of five funds), the investment advisor for each of which is Hatteras Alternative Mutual Funds, LLC (iv) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras Sector Select Fund, Hatteras Sector Select Institutional Fund and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (v) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds.

Officers

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Robert Lance Baker (40) September 17, 1971 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Treasurer	Indefinite Term since 2012
Mr. Baker joined Hatteras in March 2008 and is currently the Chief Financial Officer of Hatteras and its affiliated entities. Prior to joining Hatteras, Mr. Baker was Controller, and later Vice President of Operations, at Smith Breeden Associates. Before that, Mr. Baker worked for the public accounting firm of BDO Seidman, and as a controller of a private entity in Durham, NC.

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Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Andrew P. Chica (36) September 7, 1975 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2012
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of Hatteras and its affiliates in 2008. Prior to joining Hatteras, Mr. Chica was the Compliance Trustee for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC.

J. Michael Fields (38) July 14, 1973 c/o Hatteras Funds, 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615	Secretary	Indefinite Term since 2012	Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.

Compensation
Each Trustee who is not affiliated with the Trust, Hatteras Alternative Mutual Funds Trust, Underlying Funds Trust or the Advisor receives an annual retainer in the amount of $10,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings.  “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The table below details the anticipated amount of compensation the Trustees will receive for the fiscal year ending December 31, 2012.  Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust (1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Joseph Breslin	$10,000	$0	$0	$42,000
Thomas Mann	$10,000	$0	$0	$42,000
H. Alexander Holmes	$10,000	$0	$0	$83,250
Steve E. Moss	$10,000	$0	$0	$83,250
Gregory S. Sellers	$10,000	$0	$0	$83,250
Daniel K. Wilson	$10,000	$0	$0	$83,250
David Perkins	$0	$0	$0	$0

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1	Estimated compensation for services for the fiscal year ending December 31, 2012.
2	Trustee compensation is not a direct expense of the Trust because it is paid by the Advisor from the operating services fee it collects from the Trust.
3
Fund Complex includes (i) the Trust (consisting of one fund), (ii) the Underlying Funds Trust (consisting of five funds) and (iii) Hatteras Alternative Mutual Funds Trust (consisting of five funds), the investment advisor for each of which is Hatteras Alternative Mutual Funds, LLC (iv) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras Sector Select Fund, Hatteras Sector Select Institutional Fund and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Capital Investment Management, LLC, an affiliate of Hatteras Alternative Mutual Funds, and (v) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment adviser for which is Hatteras Investment Partners LLC, an affiliate of Hatteras Alternative Mutual Funds.  The Trustees received their total compensation from the operating services fees paid by the Fund Complex to the Advisor with regard to items (i), (ii) and (iii) and directly from the funds with regard to items (iv) and (v).

The Board of Trustees believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas:  management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Trust or other trusts in the Fund Complex.  Information as of December 31, 2011, indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

Joseph E. Breslin.  Mr. Breslin has been a Trustee and Chairman of the Board since 2012.  He has 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company.  He currently serves as a director and trustee of unrelated mutual funds and has held such positions since 2000.

H. Alexander Holmes.  Mr. Holmes has been a Trustee since 2012.  He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices.  He has over 43 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies.  He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann.  Mr. Mann has been a Trustee since 2012.  He has 37 years of asset management and banking experience and is currently a managing director of an investment bank.

Steve E. Moss.  Mr. Moss has been a Trustee since 2012.  He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm, a manager of a real estate investment partnership, and managing partner of a business advisory firm.

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David B. Perkins.  Mr. Perkins has been a Trustee and President of the Trust since 2012.  In addition, Mr. Perkins has been Chairman and President of each registered closed-end fund in the Hatteras Funds Complex since inception. Mr. Perkins has also been the Chairman and Managing Principal of Hatteras Investment Partners LLC and its affiliated entities since September 2003.  Mr. Perkins has 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Greg Sellers.  Mr. Sellers has been a Trustee since 2012.  He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance.  He is currently the chief financial officer of a marketing and print communications solutions company.

Daniel K. Wilson.  Mr. Wilson has been a Trustee since 2012.  Mr. Wilson has over 8 years of public accounting experience and currently runs an accounting business for which he is owner and principal.  He is a certified public accountant and previously served as Chief Financial Officer for a privately held company with sales in excess of $1 billion annually.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure
The Board of Trustees consists of seven individuals, six of whom are Independent Trustees.  The Chairman of the Board of Trustees, Joseph E. Breslin, is an Independent Trustee and serves as liaison for communications between the Trustees and the Trust’s management and service providers.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Advisor and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the Trust and the risks that the Trust faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, changes.

Board of Trustees’ Role in Risk Oversight of the Trust
The Board oversees risk management for the Trust directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Trust’s senior officers (including the Trust’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Advisor, the Trust’s independent auditors, legal counsel and personnel from the Trust’s other service providers.  The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Trust’s activities.  In addition, the Advisor and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

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Board Committees

Audit Committee
The members of the Audit Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Sellers, Wilson and Moss, each an Independent Trustee.  Mr. Moss is the chairperson of the Audit Committee. The Audit Committee oversees the Fund’s financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent registered public accountants and plans to meet at least once annually.

The members of the Audit Committee are also responsible for compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by the issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the issuer attorneys).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence to a member of the Audit Committee as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee
The members of the Nominating Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Moss, Sellers and Wilson, each an Independent Trustee. Mr. Sellers is the chairperson of the Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee does not consider nominees recommended by shareholders for vacancies on the Board.

Valuation Committee
The members of the Valuation Committee of the Board of Trustees are Messrs. Breslin, Mann, Holmes, Sellers, Wilson and Moss, each an Independent Trustee, and Mr. Baker and Ms. Hughes, each of the Advisor.  Mr. Mann is the chairperson of the Valuation Committee.  The Valuation Committee is responsible for monitoring the valuation of portfolio securities and other investments, and, as required by the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors.

Management Ownership
The following table shows the dollar range of shares beneficially owned by each Trustee in the Hatteras family of investment companies, as of December 31, 2011.  No Trustee owned shares of the Fund as of the calendar year ended December 31, 2011, which was prior to the inception date of the Fund.

Name of Person/Position	Dollar Range of Equity Securities owned of the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Family of Investment Companies*
Joseph Breslin	$0	$50,001 - $100,000
Thomas Mann	$0	$50,001 - $100,000

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Name of Person/Position	Dollar Range of Equity Securities owned of the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Family of Investment Companies*
H . Alexander Holmes	$0	$10,001 - $50,000
Steve E. Moss	$0	None
Gregory S. Sellers	$0	None
Daniel K. Wilson	$0	None
David Perkins	$0	More than $100,000
*	The Family of Investment Companies includes the Trust and each series of the Hatteras Alternative Mutual Funds Trust and Underlying Funds Trust.

As of December 31, 2011, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or an affiliate of the Advisor or principal underwriter. Accordingly, neither the Independent Trustees nor members of their immediate family have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Fund’s principal underwriter or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Fund’s principal underwriter or any affiliate thereof was a party.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Because the Fund was not operational prior to the date of this SAI, there were no principal shareholders or control persons and the Trustees and officers of the Trust as a group did not own more than 1% of the Fund’s outstanding shares.

INVESTMENT ADVISOR, SUB-ADVISORS AND TRADING ADVISORS

Investment Advisor, Advisory Agreement and Services Agreement
Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615, the Fund’s investment advisor pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Advisor is controlled by Hatteras Capital Investment Management, LLC (“HCIM”).  David B. Perkins, Interested Trustee, and Robert Worthington, are managing members of HCIM.  Pursuant to the Advisory Agreement, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.25%.

Under the terms of the Advisory Agreement between the Trust and the Advisor, the Advisor:

(1)	manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective,

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(2)	provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Advisor,

(3)	provides the Custodian of the Fund’s securities on each business day with a list of trades for that day, and

(4)	provides persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust.

Under the terms of the Operating Services Agreement (the “Services Agreement”) between the Trust and the Advisor, the Advisor pays the following Fund expenses, including, without limitation:

(1)	the costs incurred in connection with registration and maintenance of its registration under the Securities Act, the 1940 Act, and state securities laws and regulations,
(2)	preparation of and printing and mailing reports, notices and prospectuses to current shareholders,
(3)	transfer taxes on the sales of the Fund’s shares ,
(4)	custodial, shareholder transfer charges and fees of the Fund’s distributor,
(5)	legal (excluding litigation to which the Fund may be a party), auditing and accounting expenses,
(6)	expenses of servicing shareholder accounts,
(7)	insurance expenses for fidelity and other coverage,
(8)	fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act, and
(9)	expenses of Trustee and shareholder meetings.

The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party.  The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the Services Agreement, the Fund pays the Advisor an operating services fee, payable monthly, for the performance of services at the annual rate of 0.74% of the Fund’s average daily net assets.  This fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

The Fund incurs, indirectly, expenses through its investment in the Underlying Funds Trust.  The Advisor receives a management fee, payable monthly, for the performance of its services at an annual rate of 1.75% of the average daily net assets of the Underlying Funds.  The advisory fee will be accrued daily for the purpose of determining the offering and redemption price of the Underlying Funds’ shares.  Additionally, the Advisor and the Underlying Funds Trust, on behalf of the Underlying Funds have entered into an operating services agreement, under which each Underlying Fund pays the Advisor 0.25% of such fund’s average daily net assets.

The combined effect of the Underlying Funds’ management fee and operating services agreement is a total annual operating expense of 2.00% for the Underlying Funds.  Because the Fund invests in the Underlying Funds, these acquired fund fees and expenses, combined with the Advisory Agreement and Operating Services Agreement, result in a cap or ceiling on the Fund’s ordinary annual operating expenses at the following annual rate of 2.99% (excepting brokerage commissions and portfolio trading transfer tax, interest on Fund borrowing, dividends  and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses).  Because the Fund was not operational prior to December 31, 2011, no fees were payable to the Adviser pursuant to the Advisory Agreement or the Services Agreement.

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The Advisory Agreement and Services Agreement will each continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Trust’s Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Funds.  The Advisory Agreement and Services Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of the Fund’s outstanding shares.  The Advisory Agreement and Services Agreement shall terminate automatically in the event of its assignment.

Sub-Advisors
In order to facilitate the efficient supervision and management of the Sub-Advisors by the Advisor and the Trustees, the Hatteras Alternative Mutual Funds Trust and the Advisor applied for, and the SEC approved, an exemptive order, which is also applicable to the Underlying Funds and the Fund, that permits the Advisor, subject to certain conditions and approval by the respective trust’s Board of Trustees, but without shareholder approval, to hire new Sub-Advisors, change the terms of particular agreements with Sub-Advisors or continue the employment of existing Sub-Advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 60 days of employing a new Sub-Advisor, shareholders will receive notification of the change.  The Advisor pays the Sub-Advisors an annual fee out of its advisory fee based on the average daily net assets of the Underlying Funds allocated to, and managed, by each Sub-Advisor.  The Trust currently engages the following Sub-Advisors to conduct the investment programs of the Underlying Funds pursuant to separate sub-advisory agreements with the Advisor (“Sub-Advisory Agreements”):

Battenkill Capital Management, Inc.
The Advisor has entered into a sub-advisory agreement with Battenkill Capital Management, Inc. (“Battenkill”) to manage a portion of the Market Neutral portfolio.  Battenkill is located at 34 South Main Street, Allentown, NJ 08501, and is a registered investment advisor.  Battenkill provides investment advice and portfolio management services to individually managed accounts for high net worth individuals and to other pooled investment vehicles.

Chartwell Investment Partners
The Advisor has entered into a sub-advisory agreement with Chartwell Investment Partners (“Chartwell”) to manage a portion of the Long/Short Equity portfolio.  Chartwell is located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, and is a registered investment adviser.  Chartwell provides portfolio management services to individually managed accounts for individuals, including high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, charitable organizations, other corporate entities and state and municipal governments.

Coe Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Coe Capital Management, LLC (“Coe”) to manage a portion of the Long/Short Equity portfolio. Coe is located at 9 Parkway North, Suite 325, Deerfield, IL 60015, and is a registered investment advisor. Coe provides investment advice and portfolio management services to individuals, including high net worth individuals, investment companies, pension and profit sharing plans, other pooled investment vehicles, charitable organizations and corporations.

FrontFour Capital Group, LLC
The Advisor has entered into a Sub-Advisory Agreement with FrontFour Capital Group, LLC (“FrontFour”) who will manage a portion of the Event Driven portfolio. FrontFour is located at Two Stamford Landing, 68 Southfield Avenue, Suite 290, Stamford, CT 06902, and is a registered investment advisor.  FrontFour provides investment advice and portfolio management services to investment companies and other pooled investment vehicles.

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GAMCO Asset Management Inc.
The Advisor has entered into a Sub-Advisory Agreement with GAMCO Asset Management Inc. (“GAMCO”) who will manage a portion of the Event Driven portfolio.  GAMCO is located at One Corporate Center, Rye, NY 10580, and is a registered investment advisor.  GAMCO provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, foundations, charitable organizations, pension and profit sharing plans, pooled investment vehicles, banking or thrift institutions, other corporate entities, and state and municipal governments.

Inflection Partners, LLC
The Advisor has entered into a sub-advisory agreement with Inflection Partners, LLC (“Inflection”) to manage a portion of the Market Neutral portfolio.  Inflection is located at 388 Market Street, Suite 1300, San Francisco, CA 94111, and is a registered investment adviser.  Inflection provides portfolio management services to investment companies and other pooled investment vehicles.

ISF Management LLC
The Advisor has entered into a sub-advisory agreement with ISF Management LLC (“ISF”) to manage a portion of the Long/Short Equity portfolio.  ISF is located at 767 Third Avenue, 6th Floor, New York, NY 10017, and is a registered investment advisor.  ISF provides portfolio management services to investment companies and other pooled investment vehicles.

Nicholas Investment Partners, L.P.
The Advisor has entered into a sub-advisory agreement with Nicholas Investment Partners, L.P. (“Nicholas”) to manage a portion of the Relative Value – Long/Short Debt portfolio. Nicholas is located at 6451 El Sicomoro Street, Rancho Santa Fe, CA 92067, and is a registered investment advisor. Nicholas provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, investment companies and other pooled investment vehicles.

OMT Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with OMT Capital Management, LLC (“OMT”) to manage a portion of the Long/Short Equity portfolio.  OMT is located at One Montgomery Street, Suite 3300, San Francisco, CA 94104, and is a registered investment advisor.  OMT provides investment advice and portfolio management services to pension and profit sharing plans, pooled investment vehicles, businesses and corporations and separately managed accounts.

Phineus Partners L.P.
The Advisor has entered into a sub-advisory agreement with Phineus Partners L.P. (“Phineus”) to manage a portion of the Long/Short Equity portfolio.  Phineus is located at 251 Post Street, Suite 500, San Francisco, CA 94103, and is a registered investment advisor.  Phineus provides investment advice and portfolio management services to pooled investment vehicles and separately managed accounts.

Raven Rock Capital, LLC
The Advisor has entered into a sub-advisory agreement with Raven Rock Capital, LLC (“Raven Rock”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  Raven Rock is located at 55 Vilcom Center, Suite 240, Chapel Hill, NC 27514, and is a registered investment adviser.  Raven Rock provides portfolio management services to investment companies and other pooled investment vehicles.

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Smith Breeden Associates, Inc.
The Advisor has entered into a sub-advisory agreement with Smith Breeden Associates, Inc. (“Smith Breeden”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment advisor. Smith Breeden provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, banking and thrift institutions, investment companies, pension and profit sharing plans, pooled investment vehicles, state and municipal government entities, foundations and insurance funds.

Sound Point Capital Management, L.P.
The Advisor has entered into a Sub-Advisory Agreement with Sound Point Capital Management, L.P. (“Sound Point”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  Sound Point is located at 1185 Avenue of the Americas, 36th Floor, New York, NY 10036, and is a registered investment advisor.  Sound Point provides investment advice and portfolio management services to high net worth individuals, investment companies, other pooled investment vehicles and trusts.

SW Asset Management, LLC
The Advisor has entered into a sub-advisory agreement with SW Asset Management, LLC (“SW”) to manage a portion of the Relative Value – Long/Short Debt portfolio.  SW is located at 23 Corporate Plaza Drive, Suite 130, Newport Beach, CA 92660, and is a registered investment adviser.  SW provides portfolio management services to investment companies and other pooled investment vehicles.

Tamarack Capital Management, LLC
The Advisor has entered into a sub-advisory agreement with Tamarack Capital Management, LLC (“Tamarack”) to manage a portion of the Long/Short Equity portfolio.  Tamarack is located at 2333 State Street, Suite 102, Carlsbad, CA 92008, and is a registered investment adviser.  Tamarack provides portfolio management services to investment companies and other pooled investment vehicles.

Tiburon Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with Tiburon Capital Management, LLC (“Tiburon”) who will manage a portion of the Event Driven portfolio.  Tiburon is located at 527 Madison Avenue, 6th Floor, New York, NY 10022, and is a registered investment advisor.  Tiburon provides investment advice and portfolio management services to pooled investment vehicles and separately managed accounts.

TWIN Capital Management, Inc.
The Advisor has entered into a Sub-Advisory Agreement with TWIN Capital Management, Inc. (“TWIN Capital”) who will manage a portion of the Market Neutral portfolio.  TWIN Capital is located at 3244 Washington Road, Suite 202, McMurray, PA 15317, and is a registered investment advisor.  TWIN Capital provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments.

The Advisor pays the Sub-Advisors an annual fee out of its advisory fee based on the average daily net assets of the Underlying Funds allocated to, and managed, by each Sub-Advisor.

Sub-Advisory Agreements
Each of the Sub-Advisory Agreements provide that the Sub-Advisor will formulate and implement a continuous investment program for the Fund in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Advisor.  Each Sub-Advisor will, subject to the supervision and control of the Advisor, determine in its discretion, which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions.  The Sub-Advisors are required to furnish at its own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements.

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Each Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.  Each Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the Sub-Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Trading Advisors
The Advisor is responsible for selecting the Trading Advisors for the Managed Futures Strategies Underlying Fund. The Trading Advisors will be engaged to trade in accordance with the Managed Futures Strategies Underlying Fund’s investment objective, policies and limitations and any investment guidelines established by the Advisor and the Board of Trustees. Each Trading Advisor will be responsible, subject to the supervision and control of the Advisor and the Board of Trustees, for the Managed Futures Strategies Underlying Fund assets it trades.

2100 Xenon Group
The Advisor has entered into a Trading Agreement with 2100 Xenon Group (“2100 Xenon”) to manage a portion of the Managed Futures Strategies portfolio.  2100 Xenon is located at 430 West Erie Street, Suite 300, Chicago, IL 60654, is a registered investment adviser and is registered as a Commodity Trading Advisor (“CTA”).  2100 Xenon provides portfolio management and trading services to high net worth individuals, pooled investment vehicles and corporations.

Dominion Capital Management Fund Advisors, Inc.
The Advisor has entered into a Trading Agreement with Dominion Capital Management Fund Advisors, Inc. (“Dominion”) to manage a portion of the Managed Futures Strategies portfolio.  Dominion is located at 12935 S. West Bayshore Dr., Suite 420, Traverse City, MI 49684, is a registered investment adviser and is registered as a CTA.  Dominion provides trading services to high net worth individuals.

Northfield Trading LP
The Advisor has entered into a Trading Agreement with Northfield Trading LP (“Northfield”) to manage a portion of the Managed Futures Strategies portfolio.  Northfield is located at 3609 S. Wadsworth, Suite 250, Denver, CO 80235-2110, is a registered investment adviser and is registered as a CTA.  Northfield provides trading services to high net worth individuals and pooled investment vehicles.

Trading Agreements
Each of the Trading Agreements provide that the Trading Advisor will assist the Advisor in providing a continuous investment program for that portion of the Managed Futures Strategies Underlying Fund’s assets allocated to the Trading Advisor including investment research and management with respect to commodity interests. Each Trading Advisor will, subject to the supervision and control of the Advisor, provide services under this Agreement in accordance with the Managed Futures Strategies Underlying Fund’s investment objective, policies and restrictions. Each Trading Advisor is required to furnish at its own expense all investment facilities necessary to perform its obligations under the Trading Agreement.

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Each Trading Agreement will continue in effect from year to year after each Agreement’s initial two-year term, provided it is approved at least annually by a vote of the majority of the Trustees, where applicable, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Trading Agreement may be terminated without penalty at any time by the Advisor or the Trading Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Portfolio Managers
The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers
The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of December 31, 2011.  Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Michael P. Hennen	9	$576 million	0	$0	0	$0
Robert Murphy	9	$576 million	0	$0	0	$0

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance.  Information is shown as of December 31, 2011. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Michael P. Hennen	0	$0	0	$0	0	$0
Robert Murphy	0	$0	0	$0	0	$0

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Each Sub-Advisor and Trading Advisor may manage other accounts that have similar investment objectives or strategies. Portfolio managers of each of the Sub-Advisors and Trading Advisors who manage other investment accounts in addition to the Underlying Funds may be presented with potential conflicts.

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Any material conflicts of interest which may arise in connection with a Sub-Advisor’s or Trading Advisor’s management of the Fund’s investments (by way of management of the Underlying Funds assets) and the management of the investments of other accounts are addressed primarily through each Sub-Advisor’s or Trading Advisor’s allocation policies.  The Sub-Advisors and Trading Advisors attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Underlying Fund and another advisory account.

Compensation Structure and Methods
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s portfolio managers as of December 31, 2011.

Hatteras Alternative Mutual Funds, LLC
The compensation of the portfolio managers may include a fixed annual salary, a bonus plan based on the trailing three year performance of a portfolio relative to an index and may include equity ownership of the Advisor. Compensation levels, including base salary, may be contractually fixed with the Advisor.

Securities Owned in the Fund by Portfolio Managers.

As of December 31, 2011, the portfolio managers did not own equity securities in the Fund because the Fund had not commenced operations as of that date.

Codes of Ethics

The Fund, the Advisor, the Sub-Advisors, the Trading Advisors and the Distributor each have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the Fund’s code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Advisor provides a voice on behalf of shareholders of the Fund.  The Advisor views the proxy voting process as an integral part of the relationship with the Fund.  The Advisor is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly.  Therefore, the Fund delegates authority to vote proxies to the Advisor, subject to the supervision of the Board of Trustees.  The Fund, through the Portfolio Managers or designated Sub-Advisor, will conduct a thorough review of and analysis of the underlying company’s proxy statements and vote proxies in accordance with the Fund’s Proxy Voting Policies and Procedures (“Policies and Procedures”), as summarized below.  The Fund also has a designated Proxy Administrator who is responsible for ensuring that all Fund proxy matters are communicated to the Portfolio Managers or designated Sub-Advisor.  The fundamental purpose of the Policies and Procedures is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, and that maximizes the value of the Fund’s investment.

Policies and Procedures
The Policies and Procedures recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term strategic direction, subject to the oversight of the company’s board of directors.  Accordingly, the Fund believes that the recommendation of management on most issues deserves weight in determining how proxy issues should be voted. The company’s position, however, will not be supported in any situation where the Portfolio Managers reasonably believes that it is not in the best interest of the Fund or a particular company.  It is anticipated that most votes will be consistent with the guidelines set forth in the Policies and Procedures; however, the Portfolio Managers, or designated Sub-Advisor, may occasionally take an independent view on certain issues and vote differently. Votes inconsistent with the Policies and Procedures are reviewed for reasonableness.

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Certain of the Fund’s proxy voting guidelines as set forth in the Policies and Procedures are summarized below:

•	vote AGAINST proposals to require supermajority shareholder vote,
•	vote FOR shareholder proposals to ask a company to submit its poison pill for shareholder ratification,
•	vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating their duty of care.

Although many proxy proposals can be voted in accordance with the Fund’s Policies and Procedures, some proposals (such as votes on proposals regarding director nominees or votes on compensation plans for directors) will require special consideration, and the Portfolio Managers will make a decision on a case-by-case basis in these situations.

Conflicts of Interest
Occasionally, the Advisor, or a Sub-Advisor or an affiliate, may be subject to conflicts of interest in the voting of Fund proxies due to business or personal relationships.  In most cases, to the extent that there is little or no discretion to deviate from the Fund’s Policies and Procedures on the proposal in question, proxies will be voted in accordance with such pre-determined guidelines.  In other situations, the Portfolio Managers or designated Sub-Advisor may defer to the voting recommendation of either the Fund’s Audit Committee, a non-conflicted party, an independent third party proxy voting service provider; or in consultation with legal counsel, to determine the appropriate method to resolve the conflict of interest.

More Information
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-877-569-2882 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-877-569-2882 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The offering of the Fund’s shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  Hatteras Capital Distributors, LLC is an affiliate of the Advisor.  Quasar Distributors, LLC (“Quasar”) serves as the Fund’s sub-distributor pursuant to a sub-distribution agreement with the Fund and the Distributor.

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The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

Because the Fund was not operational prior to December 31, 2011, there is no information to present at this time regarding amounts paid to the Distributor.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Advisor and the Sub-Advisors for the Underlying Funds that they manage for the Fund directly.  The Advisor and their appointed Sub-Advisors are authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use.  Such allocation is to be in such amounts and proportions as the Advisor and Sub-Advisor may determine.

In selecting a broker or dealer to execute each particular transaction and in evaluating the reasonableness of the commission paid, the Advisor or Sub-Advisor will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

In allocating portfolio brokerage, the Advisor or Sub-Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or Sub-Advisor exercises investment discretion.  Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Because the Fund was not operational prior to December 31, 2011, there is no information presented at this time regarding brokerage commissions paid by the Fund.

The SEC requires the Trust to provide certain information if the Fund held securities of its regular brokers or dealers (or their parents) during the Trust’s most recent fiscal year.  Because the Fund was not operational prior to December 31, 2011, there is no information presented at this time in this regard.

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PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interest of Fund shareholders. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of the Fund’s complete holdings is required to be made within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund’s portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A list of the Fund’s underlying portfolio holdings as of each calendar quarter-end is also available on the Fund’s website at www.hatterasfunds.com within sixty days after the calendar quarter-end.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 60 days, as described above. The disclosure is made with the authorization of either the Trust’s Chief Compliance Officer or his designee.  In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on the non-public information, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information.

Additionally, and in order to ensure that the disclosure of the Trust’s portfolio holdings is in the best interests of the Trust’s shareholders, the following factors, and any additional relevant factors, shall be considered by the Chief Compliance Officer or a designated officer of the Trust prior to disclosing non-public portfolio holdings information to selected third parties: (1) whether the disclosure is consistent with the anti-fraud provisions of the federal securities laws; and (2) avoidance of any conflicts of interest between the interests of the Trust’s shareholders and the service providers.  If it is determined by the Chief Compliance Officer that a disclosure is either not in the best interests of the Fund’s shareholders, or that a disclosure creates a conflict between the interests of the Fund’s shareholders and those of the Advisor of the Fund’s other service providers, such disclosure will be prohibited.  When making this determination, the Chief Compliance Officer evaluates each incident on a case by case basis.  Rating and ranking organizations, the Fund’s service providers and pension plan sponsors and/or their consultants are subject to these restrictions.  Holdings information will be sent to Morningstar, Standard & Poor’s, Lipper, Bloomberg, Vickers Stock Research, Thomson Financial and Capital-Bridge sixty days following each calendar quarter.

In addition, the Fund’s service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Fund. In no event shall the Advisor or a Sub-Advisor, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

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The furnishing of non-public portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Advisor.  The Advisor will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders.  The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  The calculation excludes from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) positions held less than a year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The Fund will invest portions of its assets to seek short-term capital appreciation.  The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Absolute return and arbitrage investment strategies are characterized by a high turnover rate because, in general, many of the opportunities for capital appreciation are of a relatively short time in duration.  As an example, in merger arbitrage, the majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  The Fund will generally benefit from the timely realization of the opportunity for which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

Because the Fund was not operational prior to December 31, 2011, there is no information to present at this time regarding the Fund’s portfolio turnover rate.

FUND ADMINISTRATION

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as Fund Administrator pursuant to the Fund Administration Servicing Agreement with the Advisor and the Fund.  As such, USBFS provides all necessary bookkeeping, shareholder recordkeeping services and share transfer services to the Fund.  Because the Fund was not operational prior to December 31, 2011, there is no information presented at this time for regarding amounts paid by the Fund to USBFS.

FUND ACCOUNTING AND TRANSFER AGENT

USBFS serves as Fund Accountant and Transfer Agent to the Funds pursuant to the Fund Accounting Servicing Agreement and a Transfer Agent Servicing Agreement with the Advisor.  Under the Fund Accounting Servicing Agreement, USBFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  USBFS will receive a fund accountant fee for the Funds, which will be billed to the Advisor on a monthly basis.

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Under the Transfer Agent Servicing Agreement, USBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to:  (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of Fund shares sold in each state.  USBFS will receive a transfer agent fee, which will be billed to the Advisor on a monthly basis.

CUSTODIAN

The Custodian for the Fund is Custodial Trust Company, an affiliate of JPMorgan Chase & Co., located at 101 Carnegie Center, Princeton, New Jersey 08540.  The Custodian for certain of the Underlying Funds (i.e., Long/Short Equity Fund, Long/Short Debt Fund and Hedged Strategies Fund) is U.S. Bank N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  As Custodians, Custodial Trust Company and U.S. Bank N.A. hold all of securities and cash owned by the Fund or the applicable Underlying Fund.  All of the custodian fees will be paid by the Advisor.

DESCRIPTION OF SHARES

Each share of the Fund has one vote in the election of Trustees.  Cumulative voting is not authorized for the Fund.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series.  Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The authorized capitalization of Hatteras Variable Trust consists of an unlimited number of shares of beneficial interest of $0.001 par value per share.  Each share has equal dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Fund.  All shares issued are fully paid and non-assessable.

PRICING OF SHARES

Calculation of Share Price
The net asset value (“NAV”) per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund, which typically consists of the Underlying Investments, less its liabilities, and dividing by the total number of shares outstanding.  Each determination will be made:

(1)	by valuing portfolio securities, including open short positions, which are traded on the NYSE and on the American Stock Exchange, at the last reported sales price on that exchange;

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(2)
by valuing portfolio securities traded in the Nasdaq National Market System for which market quotations are readily available using the Nasdaq Official Closing Price (“NOCP”), or, if the NOCP is not available, at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices;

(3)	by valuing put and call options which are listed on an exchange, but which are not traded on the valuation date are valued at the mean of the last bid and asked prices;

(4)
by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

(5)
by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although others may do the actual calculation.

The Advisor reserves the right to value options at prices other than last sale prices when such last sale prices are believed unrepresentative of fair market value as determined in good faith by the Advisor.

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE.  In computing the net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE.  If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Trustees.

Redemption of Shares
The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment.  The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow.  These cash flows can unnecessarily disrupt the Fund’s investment program.  Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned.  Additionally, short-term trading drives up the Fund’s transaction costs measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.

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The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;
(b)	when trading on that exchange is restricted for any reason;
(c)
when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Fund’s Prospectus will be required from executors, administrators and trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The Fund is held as an investment through a variable annuity contract. Please consult the prospectus of your insurance company separate account for a discussion of the tax status of your variable annuity contract.

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau.  By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements.  Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes.  Distributions of net investment income and net capital gain will be made after December 31, the end of each fiscal year.  Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash. Net investment income is made up of dividends and interest less expenses.  Net capital gain for a fiscal year is computed by taking into account any capital loss carryover of the Fund.

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Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

To be treated as a regulated investment company under Subchapter M of the code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code.  The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year.  Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent, as well as the insurance company through which shareholders invest, each have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”).  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected KPMG LLP, as its independent registered public accounting firm.

LEGAL COUNSEL

Blank Rome LLP (“Blank Rome”), 405 Lexington Avenue, New York, NY 10174, is counsel to the Fund and provides counsel on legal matters relating to the Fund.  Blank Rome also serves as independent legal counsel to the Board of Trustees.

FINANCIAL STATEMENTS

Because the Fund has not yet commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders annually.

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HATTERAS VARIABLE TRUST

PART C
OTHER INFORMATION

Item 28.  EXHIBITS.

(a)	Articles of Incorporation

(i)	Agreement and Declaration of Trust, was previously filed with Registration Statement on Form N-1A filed on January 31, 2012 and is incorporated herein by reference.

(ii)	Certificate of Trust, was previously filed with Registration Statement on Form N-1A filed on January 31, 2012 and is incorporated herein by reference.

(b)	By-Laws, was previously filed with Registration Statement on Form N-1A filed on January 31, 2012 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Agreement and Declaration of Trust and By-Laws.

(d)	Investment Advisory Agreement dated February 22, 2012 – filed herewith

(e)	Distribution Agreement dated February 22, 2012 – filed herewith

(f)	Bonus or Profit Sharing Contracts — not applicable

(g)	Custodian Agreement dated April 23, 2012 – filed herewith

(h)	Other Material Contracts.

(i)	Transfer Agent Servicing Agreement dated April 23, 2012 – filed herewith

(ii)	Fund Administration Servicing Agreement dated April 23, 2012 – filed herewith

(iii)	Fund Accounting Servicing Agreement dated April 23, 2012 – filed herewith

(iv)	Power of Attorney dated February 22, 2012 – filed herewith

(v)	Operating Services Agreement dated February 22, 2012 – filed herewith

(i)	Legal Opinion – Opinion and Consent of Counsel – filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Omitted Financial Statements – not applicable.

(l)	Initial Capital Agreement – filed herewith

(m)	Rule 12b-1 Plan – not applicable

(n)	Rule 18f-3 Plan – not applicable

(o)	Reserved.

(p)
Joint Code of Ethics of Hatteras Variable Trust, Hatteras Alternative Mutual Funds Trust, Underlying Funds Trust, Hatteras Capital Distributors, LLC and Hatteras Alternative Mutual Funds, LLC – filed herewith

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Advisor.

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61090) dated March 29, 2012.  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a)	Hatteras Capital Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Hatteras Core Alternatives 3c1 Fund, LP	Hatteras GPEP Fund, L.P.
Hatteras Core Alternatives Offshore Fund, Ltd.	Hatteras GPEP Fund II, LLC
Hatteras Core Alternatives Fund, L.P.	Hatteras Late Stage VC Fund I, L.P.
Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Sector Select Fund
Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Sector Select Institutional Fund, LLC
Hatteras Core Alternatives TEI Institutional Fund, L.P.	Hatteras VC Co-Investment Fund II, LLC
Hatteras Global Private Equity Partners Institutional, LLC

(b)           To the best of Registrant’s knowledge, the directors and executive officers of Hatteras Capital Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Hatteras Capital Distributors, LLC	Positions and Offices with Registrant
David B. Perkins	Chief Executive Officer	Trustee, President and Chief Executive Officer
Robert L. Worthington	President and Managing	None
J. Michael Fields	Chief Operating Officer	Secretary
R. Lance Baker	Chief Financial Officer	Treasurer and Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer	Chief Compliance Officer

(c)           Not Applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Custodians	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Advisor	Hatteras Alternative Mutual Funds, LLC 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615
Registrant’s Distributor	Hatteras Capital Distributors, LLC 8540 Colonnade Center Drive, Suite 401 Raleigh, NC 27615

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Raleigh and the State of North Carolina on the 1st day of May, 2012.

Hatteras Variable Trust By: /s/ J. Michael Fields J. Michael Fields, Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of May, 2012.

Signature	Title
Joseph E. Breslin* Joseph E. Breslin	Independent Trustee and Chairman
H. Alexander Holmes* H. Alexander Holmes	Independent Trustee
Thomas Mann* Thomas Mann	Independent Trustee
Steve E. Moss* Steve E. Moss	Independent Trustee
Gregory S. Sellers* Gregory S. Sellers	Independent Trustee
Daniel K. Wilson* Daniel K. Wilson	Independent Trustee
David B. Perkins* David B. Perkins	Interested Trustee, President and Chief Executive Officer
Robert Lance Baker* Robert Lance Baker	Treasurer and Chief Financial Officer
By:/s/ J. Michael Fields J. Michael Fields, Secretary
Attorney-in-Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX.99.d
Distribution Agreement	EX.99.e
Custodian Agreement	EX.99.g
Transfer Agent Servicing Agreement	EX.99.h.i
Fund Administration Servicing Agreement	EX.99.h.ii
Fund Accounting Servicing Agreement	EX.99.h.iii
Power of Attorney	EX.99.h.iv
Operating Services Agreement	EX.99.h.v
Legal Opinion	EX.99.i
Consent of Independent Registered Public Accounting Firm	EX.99.j
Form of Initial Capital Agreement	EX.99.l
Code of Ethics	EX.99.p